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                                                                    EXHIBIT 10.4


                              BARNES & NOBLE, INC.
                              1996 INCENTIVE PLAN*

                  BARNES & NOBLE, INC., a corporation formed under the laws of the State of Delaware (the "Company"), hereby establishes and adopts the following 1996 Incentive Plan (the "Plan").

                                    RECITALS

                  WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who will contribute to the success of the Company and to encourage such individuals to remain as directors, employees, consultants and/or advisors of the Company and its subsidiaries by increasing their proprietary interest in the Company's growth and success.

                  WHEREAS, to attain these ends, the Company has formulated the Plan embodied herein to authorize the granting of incentive awards through grants of stock options ("Options"), grants of stock appreciation rights, grants of Stock Purchase Awards (hereafter defined), and grants of Restricted Stock Awards (hereafter defined) to those individuals whose judgment, initiative and efforts are or have been responsible for the success of the Company.

                  NOW, THEREFORE, the Company hereby constitutes, establishes and adopts the following Plan and agrees to the following provisions:

                                   ARTICLE 1.

                               PURPOSE OF THE PLAN

                  1.1. Purpose. The purpose of the Plan is to assist the Company in attracting and retaining selected individuals to serve as directors, officers, consultants, advisors and employees of the Company who will contribute to the Company's success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentive inherent in the ownership of the Company's shares of common stock ("Shares"). Options granted under the Plan will be either "incentive stock options," intended to qualify as such under the provisions of section 422 of the Internal Revenue Code of 1986, as from time to time amended (the "Code"), or "nonqualified stock options." For purposes of the Plan, the term "subsidiary" shall mean "subsidiary corporation," as such term is defined in section 424(f) of the Code, and "affiliate" shall have the meaning set forth in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of the Plan, the term "Award" shall mean a grant of an Option, a grant of a stock appreciation right, a grant of a Stock Purchase Award, a grant of a Restricted Stock Award, or any other award made under the terms of the Plan.

-------------------------------
* Revised to reflect two-for-one stock split effected September 22, 1997 and 5,000,000 share increase in shares available for issuance effected June 3, 1998.

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                                   ARTICLE 2.

                            SHARES SUBJECT TO AWARDS

                  2.1. Number of Shares. Subject to the adjustment provisions of
Section 9.10 hereof, the aggregate number of Shares which may be issued under Awards under the Plan, whether pursuant to Options, stock appreciation rights, Stock Purchase Awards or Restricted Stock Awards shall not exceed 11,000,000. No Options to purchase fractional Shares shall be granted or issued under the Plan. For purposes of this Section 2.1, the Shares that shall be counted toward such limitation shall include all Shares:

                  (1) issued or issuable pursuant to Options that have been or may be exercised;

                  (2) issued or issuable pursuant to Stock Purchase Awards; and

                  (3) issued as, or subject to issuance as, a Restricted Stock
                      Award.

                  2.2. Shares Subject to Terminated Awards. The Shares covered by any unexercised portions of terminated Options granted under Articles 4 and 6, Shares forfeited as provided in Section 8.2(a) and Shares subject to any Awards which are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan. In the event the purchase price of an Option is paid in whole or in part through the delivery of Shares, the number of Shares issuable in connection with the exercise of the Option shall not again be available for the grant of Awards under the Plan. Shares subject to Options, or portions thereof, which have been surrendered in connection with the exercise of stock appreciation rights shall not again be available for the grant of Awards under the Plan.

                  2.3. Character of Shares. Shares delivered under the Plan may be authorized and unissued Shares or Shares acquired by the Company, or both.

                  2.4. Limitations on Grants to Individual Participant. Subject to adjustments pursuant to the provisions of Section 9.10 hereof, the number of Shares which may be granted hereunder to any employee during any fiscal year under all forms of Awards shall not exceed 700,000 Shares. If an Option is cancelled, the cancelled Option shall continue to be counted toward the 700,000 limit for the year granted. An Option (or a stock appreciation right) that is repriced during any fiscal year is treated as the cancellation of the Option (or stock appreciation right) and a grant of a new Option (or stock appreciation right), both of which shall be counted toward the 700,000 limit for that fiscal year.

                                   ARTICLE 3.

                         ELIGIBILITY AND ADMINISTRATION

                  3.1. Awards to Employees and Directors. (a) Participants who receive (i) Options under Articles 4 and 6 hereof or stock appreciation rights under Article 5 ("Optionees"), and (ii) Stock Purchase Awards under Article 7 or Restricted Stock Awards under Article 8 (in either case, a "Participant"), shall consist of such key officers, employees, consultants, advisors and directors of the Company or any of its subsidiaries or affiliates as the Committee shall select from time to time, provided, however, that an Option that is intended to qualify as an "incentive stock option" may be granted only to an individual that is an

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employee of the Company or any of its subsidiaries. The Committee's designation of an Optionee or Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of an Optionee or Participant to receive Awards or grants under one portion of the Plan shall not require the Committee to include such Optionee or Participant under other portions of the Plan.

                       (b) No Option which is intended to qualify as an "incentive stock option" may be granted to any employee who, at the time of such grant, owns, directly or indirectly (within the meaning of sections 422(b)(6) and 424(d) of the Code), shares of stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its subsidiaries or affiliates, unless at the time of such grant, (i) the option price is fixed at not less than 110% of the Fair Market Value (as defined below) of the Shares subject to such Option, determined on the date of the grant, and (ii) the exercise of such Option is prohibited by its terms after the expiration of five years from the date such Option is granted.

                  3.2. Administration. (a) The Plan shall be administered by a committee (the "Committee") consisting of not fewer than two directors of the Company (the directors of the Company being hereinafter referred to as the "Directors"), as designated by the Directors. The Directors may remove from, add members to, or fill vacancies in the Committee. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3(c)(2)(i) of the Exchange Act and an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Code, except that if the Directors determine that (i) the Plan cannot satisfy the requirements of Rule 16b-3 of the Exchange Act (such that grants of Awards are not exempt from Section 16(b) of the Exchange Act), then the members of the Committee need not be "disinterested persons," or (ii) they no longer want the Plan to comply with the requirements of Code Section 162(m), then the members of the Committee need not be "outside directors." Any Award to a member of the Committee shall be made strictly in accordance with the terms of Section 4.1(b).

                       (b) The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it may deem appropriate for the conduct of meetings and proper administration of the Plan. All actions of the Committee shall be taken by majority vote of its members.

                       (c) Subject to the provisions of the Plan, the Committee shall have authority, in its sole discretion, to grant Awards under the Plan, to interpret the provisions of the Plan and, subject to the requirements of applicable law, including Rule 16b-3 of the Exchange Act, to prescribe, amend, and rescind rules and regulations relating to the Plan or any Award thereunder as it may deem necessary or advisable. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors and employees, and other Plan participants.

                                  ARTICLE 4.

                                   OPTIONS

                  4.1. Grant of Options. (a) Key Individuals, Directors and Employees. The Committee shall determine, within the limitations of the Plan, those key individuals and the Directors and employees of the Company and its subsidiaries and affiliates to whom Options are to be granted under the Plan, the

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number of Shares that may be purchased under each such Option and the option price, and shall designate such Options at the time of the grant as either "incentive stock options" or "nonqualified stock options"; provided, however, that Options granted to employees of an affiliate (that is not also a subsidiary) or to non-employees of the Company may only be "nonqualified stock options."

                       (b) Non-Employee Directors. Notwithstanding any provision of this Plan to the contrary, all persons who are Non-Employee Directors (as defined below) shall receive Awards under this Plan only as follows: (i) all Non-Employee Directors on January 16, 1996 shall automatically be granted Options to purchase 40,000 Shares at their then Fair Market Value, with 25% of each such Option (covering 10,000 Shares) exercisable immediately (or on such later date as stockholder approval of this Plan is obtained) and an additional 25% shall become exercisable on each January 1 thereafter through January 1, 1999, at which time 100% of said Options shall be exercisable; and (ii) each person who thereafter is elected or appointed to membership on the Board of Directors of the Company and who is a Non-Employee Director on the date of his election or appointment, shall on such effective date of election or appointment automatically be granted Options to purchase 40,000 Shares at their then Fair Market Value, with 25% of each such Option (covering 10,000 Shares) becoming exercisable on each of the next four anniversaries of said grant date, at which time (said fourth anniversary) 100% of said Options shall be exercisable. For purposes of this paragraph (b), a "Non-Employee Director" shall be a Director who is not otherwise an employee of the Company or any of its affiliates or subsidiaries on the grant date and has not been employed by the Company or any of its affiliates or subsidiaries for any part of the twelve months preceding such date. Each Option granted to a Non-Employee Director hereunder shall be exercisable for a period of ten years from the date of automatic grant and shall be subject to the restrictions and limitations set forth in the Plan. Notwithstanding any provision of this Plan to the contrary, the provisions of this Section 4.1(b) may not be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

                  4.2. Stock Option Agreements; etc. All Options granted pursuant to Article 4 and Article 6 herein (a) shall be authorized by the Committee (other than Options to Non-Employee Directors under Section 4.1(b)) and (b) shall be evidenced in writing by stock option agreements ("Stock Option Agreements") in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan, and, with respect to any Stock Option Agreement granting Options which are intended to qualify as "incentive stock options," are not inconsistent with
Section 422 of the Code. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such option. Any individual who is granted an Option pursuant to this Article 4 and Article 6 herein may hold more than one Option granted pursuant to such Articles at the same time and may hold both "incentive stock options" and "nonqualified stock options" at the same time. To the extent that any Option does not qualify as an "incentive stock option" (whether because of its provisions, the time or manner of its exercise or otherwise) such Option or the portion thereof which does not so qualify shall constitute a separate "nonqualified stock option."

                  4.3. Option Price. Subject to Section 3.1(b), the option price per each Share purchasable under any "incentive stock option" granted pursuant to this Article 4 and any "nonqualified stock option" granted pursuant to
Article 6 herein shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such Share on the date of the grant of such Option. The option price per each Share purchasable under any "nonqualified stock option" granted pursuant to this Article 4 shall be such amount as the Committee shall determine at the time of the grant of such Option. Notwithstanding the foregoing, the option price per each Share purchasable under any Option granted to a Non-Employee Director

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pursuant to Section 4.1(b) shall be equal to 100% of the Fair Market Value of such Share on the date of grant of such Option.

                  4.4. Other Provisions. Options granted pursuant to this
Article 4 shall be made in accordance with the terms and provisions of Article 9 hereof and any other applicable terms and provisions of the Plan.

                                   ARTICLE 5.

                            STOCK APPRECIATION RIGHTS

                  5.1. Grant and Exercise. Stock appreciation rights may be granted in conjunction with all or part of any Option granted under the Plan provided such rights are granted at the time of the grant of such Option. A "stock appreciation right" is a right to receive cash or Shares, as provided in this Article 5, in lieu of the purchase of a Share under a related Option. A stock appreciation right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, and a stock appreciation right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until, and then only to the extent that, the exercise or termination of the related Option exceeds the number of Shares not covered by the stock appreciation right. A stock appreciation right may be exercised by the holder thereof (the "Holder"), in accordance with Section 5.2 of this Article 5, by giving written notice thereof to the Company and surrendering the applicable portion of the related Option. Upon giving such notice and surrender, the Holder shall be entitled to receive an amount determined in the manner prescribed in Section 5.2 of this Article 5. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related stock appreciation rights have been exercised.

                  5.2. Terms and Conditions. Stock appreciation rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                       (a) Stock appreciation rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of the Plan.

                       (b) Upon the exercise of a stock appreciation right, a Holder shall be entitled to receive up to, but no more than, an amount in cash or whole Shares equal to the excess of the then Fair Market Value of one Share over the option price per Share specified in the related Option multiplied by the number of Shares in respect of which the stock appreciation right shall have been exercised. The Holder shall specify in his written notice of exercise, whether payment shall be made in cash or in whole Shares; provided, however, in the case of a stock appreciation right exercised by a person subject to
         Section 16 of the Exchange Act, the Holder's written notice specifying the form of payment is subject to the approval of the Committee. Each stock appreciation right may be exercised only at the time and so long as a related Option, if any, would be exercisable or as otherwise permitted by applicable law; provided, however, that no stock appreciation right granted under the Plan to a person then subject to
         Section 16 of the Exchange Act shall be exercised during the first six months of its term for cash.

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                       (c) No stock appreciation right shall be transferable
         by a Holder otherwise than by will or by the laws of descent and distribution, and stock appreciation rights shall be exercisable, during the Holder's lifetime, only by the Holder.

                       (d) Upon the exercise of a stock appreciation right, the Option or part thereof to which such stock appreciation right is related shall be deemed to have been exercised for the purpose of the limitation of the number of Shares to be issued under the Plan, as set forth in Section 2.1 of the Plan.

                       (e) Stock appreciation rights granted in connection with an Option may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the option price at which Shares can be acquired pursuant to the Option.

                       (f) Stock appreciation rights may be exercised for cash by a person subject to Section 16 of the Exchange Act only during the period beginning on the third business day, and ending on the twelfth business day, following the release of quarterly and annual summary statements of sales and earnings, as set forth in Rule 16b-3(e)(1)(ii) of the Exchange Act.

                                   ARTICLE 6.

                                 RELOAD OPTIONS

                  6.1. Authorization of Reload Options. Concurrently with the award of any Option (such Option hereinafter referred to as the "Underlying Option") to any participant in the Plan, the Committee may grant a reload option (a "Reload Option") to such participant to purchase for cash or Shares a number of Shares as specified below. A Reload Option shall be exercisable for an amount of Shares equal to (i) the number of Shares delivered by the Optionee to the Company to exercise the Underlying Option, and (ii) to the extent authorized by the Committee, the number of Shares used to satisfy any tax withholding requirement incident to the exercise of the Underlying Option, subject to the availability of Shares under the Plan at the time of such exercise. The grant of a Reload Option shall become effective upon the exercise of an Underlying Option by delivering to the Company Shares held by the Optionee for at least six months. Notwithstanding the fact that the Underlying Option may be an "incentive stock option," a Reload Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

                  6.2. Reload Option Amendment. Each Stock Option Agreement shall state whether the Committee has authorized Reload Options with respect to the Underlying Option. Upon the exercise of an Underlying Option, the Reload Option will be evidenced by an amendment to the underlying Stock Option Agreement.

                  6.3. Reload Option Price. The option price per Share deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a Share on the date the grant of the Reload Option becomes effective.

                  6.4. Term and Exercise. Each Reload Option is fully exercisable six months from the effective date of grant. The term of each Reload Option shall be equal to the remaining option term of the Underlying Option.

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                  6.5. Termination of Employment. No Reload Option shall be
granted to an Optionee when Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment.

                  6.6. Applicability of Other Sections. Except as otherwise provided in this Article 6, the provisions of Article 9 applicable to Options shall apply equally to Reload Options.

                                   ARTICLE 7.

                              STOCK PURCHASE AWARDS

                  7.1. Grant of Stock Purchase Awards. The term "Stock Purchase Award" means the right to purchase Shares of the Company and to pay for such Shares through a loan made by the Company to an employee (a "Purchase Loan") as set forth in this Article 7.

                  7.2. Terms of Purchase Loans. (a) Purchase Loan. Each Purchase Loan shall be evidenced by a promissory note. The term of the Purchase Loan shall be a period of years, as determined by the Committee, and the proceeds of the Purchase Loan shall be used exclusively by the Participant for purchase of Shares from the Company at a purchase price equal to their Fair Market Value on the date of the Stock Purchase Award.

                       (b) Interest on Purchase Loan. A Purchase Loan shall be non-interest bearing or shall bear interest at whatever rate the Committee shall determine (but not in excess of the maximum rate permissible under applicable law), payable in a manner and at such times as the Committee shall determine. Those terms and provisions as the Committee shall determine shall be incorporated into the promissory note evidencing the Purchase Loan.

                       (c) Forgiveness of Purchase Loan. Subject to Section 7.4 hereof, the Company may forgive the repayment of up to 100% of the principal amount of the Purchase Loan, subject to such terms and conditions as the Committee shall determine and set forth in the promissory note evidencing the Purchase Loan (the "Conditions"). A Participant's Purchase Loan can be prepaid at any time, and from time to time, without penalty.

                  7.3. Security for Loans. (a) Stock Power and Pledge. Purchase Loans granted to Participants shall be secured by a pledge of the Shares acquired pursuant to the Stock Purchase Award. Such pledge shall be evidenced by a pledge agreement (the "Pledge Agreement") containing such terms and conditions as the Committee shall determine. Purchase Loans shall be recourse or non-recourse with respect to a Participant, as determined from time to time by the Committee. The share certificates for the Shares purchased by a Participant pursuant to a Stock Purchase Award shall be issued in the Participant's name, but shall be held by the Company as security for repayment of the Participant's Purchase Loan together with a stock power executed in blank by the Participant (the execution and delivery of which by the Participant shall be a condition to the issuance of the Stock Purchase Award). The Participant shall be entitled to exercise all rights applicable to such Shares, including, but not limited to, the right to vote such Shares and the right to receive dividends and other distributions made with respect to such Shares. When the Purchase Loan and any accrued but unpaid interest thereon has been repaid or otherwise satisfied in

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full, the Company shall deliver to the Participant the share certificates for the Shares purchased by a Participant under the Stock Purchase Award.

                       (b) Release and Delivery of Share Certificates During the Term of the Purchase Loan. The Company shall release and deliver to each Participant certificates for Shares purchased by a Participant pursuant to a Stock Purchase Award, in such amounts and on such terms and conditions as the Committee shall determine, which shall be set forth in the Pledge Agreement.

                       (c) Release and Delivery of Share Certificates Upon Repayment of the Purchase Loan. The Company shall release and deliver to each Participant certificates for the Shares purchased by the Participant under the Stock Purchase Award and then held by the Company, provided the Participant has paid or otherwise satisfied in full the balance of the Purchase Loan and any accrued but unpaid interest thereon. In the event the balance of the Purchase Loan is not repaid, forgiven or otherwise satisfied within 90 days after (i) the date repayment of the Purchase Loan is due (whether in accordance with its term, by reason of acceleration or otherwise), or (ii) such longer time as the Committee, in its discretion, shall provide for repayment or satisfaction, the Company shall retain those Shares then held by the Company in accordance with the Pledge Agreement.

                  7.4. Termination of Employment. (a) Termination of Employment by Death, Disability or by the Company Without Cause; Change of Control. In the event of a Participant's termination of employment by reason of death, "disability" or by the Company without "cause," or in the event of a "change of control," the Committee shall have the right (but shall not be required) to forgive the remaining unpaid amount (principal and interest) of the Purchase Loan in whole or in part as of the date of such occurrence. "Change of Control," "disability" and "cause" shall have the respective meanings as set forth in the promissory note evidencing the Purchase Loan.

                       (b) Termination of Employment by Voluntary Resignation. In the event of a Participant's termination of employment for any reason other than death or "disability," the Participant shall repay to the Company the entire balance of the Purchase Loan and any accrued but unpaid interest thereon, which amounts shall become immediately due and payable, unless otherwise determined by the Committee.

                  7.5. Restrictions on Transfer. No Stock Purchase Award or Shares purchased through such an Award and pledged to the Company as collateral security for the Participant's Purchase Loan (and accrued and unpaid interest thereon) may be otherwise pledged, sold, assigned or transferred (other than by will or by the laws of descent and distribution).

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                                   ARTICLE 8.

                             RESTRICTED STOCK AWARDS

                  8.1. Restricted Stock Awards. (a) Grant. A grant of Shares made pursuant to this Article 8 is referred to as a "Restricted Stock Award." The Committee may grant to any employee an amount of Shares in such manner, and subject to such terms and conditions relating to vesting, forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Committee shall establish (such Shares, "Restricted Shares"). The terms of any Restricted Stock Award granted under this Plan shall be set forth in a written agreement (a "Restricted Stock Agreement") which shall contain provisions determined by the Committee and not inconsistent with this Plan. The provisions of Restricted Stock Awards need not be the same for each Participant receiving such Awards.

                       (b) Issuance of Restricted Shares. As soon as practicable after the date of grant of a Restricted Stock Award by the Committee, the Company shall cause to be transferred on the books of the Company, Shares registered in the name of the Company, as nominee for the Participant, evidencing the Restricted Shares covered by the Award; provided, however, such Shares shall be subject to forfeiture to the Company retroactive to the date of grant, if a Restricted Stock Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Restricted Shares covered by Awards under this Article 8 shall be subject to the restrictions, terms and conditions contained in the Plan and the Restricted Stock Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares shall be held in custody by the Company or its designee.

                       (c) Stockholder Rights. Beginning on the date of grant of the Restricted Stock Award and subject to execution of the Restricted Stock Agreement as provided in Sections 8.1(a) and (b), the Participant shall become a stockholder of the Company with respect to all Shares subject to the Restricted Stock Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however, that any Shares distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and shall be represented by book entry and held as prescribed in Section 8.1(b).

                       (d) Restriction on Transferability. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

                       (e) Delivery of Shares Upon Release of Restrictions. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of
Section 10.1, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's beneficiary, one or more stock certificates for the appropriate number of Shares, free of all such restrictions, except for any restrictions that may be imposed by law.

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                  8.2. Terms of Restricted Shares. (a) Forfeiture of Restricted
Shares. Subject to Section 8.2(b), all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Restricted Stock Agreement. The Committee in its sole discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Stock Award.

                       (b) Waiver of Forfeiture Period. Notwithstanding anything contained in this Article 8 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Restricted Stock Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

                                   ARTICLE 9.

                         GENERALLY APPLICABLE PROVISIONS

                  9.1. Option Period. Subject to Section 3.1(b), the period for which an Option is exercisable shall not exceed ten years from the date such Option is granted, provided, however, in the case of an Option that is not intended to be an "incentive stock option," the Committee may prescribe a period in excess of ten years. After the Option is granted, the option period may not be reduced.

                  9.2. Fair Market Value. If the Shares are listed or admitted to trading on a securities exchange registered under the Exchange Act, the "Fair Market Value" of a Share as of a specified date shall mean the per Share closing price of the Shares for the day immediately preceding the date as of which Fair Market Value is being determined (or if there was no reported closing price on such date, on the last preceding date on which the closing price was reported) reported on the principal securities exchange on which the Shares are listed or admitted to trading. If the Shares are not listed or admitted to trading on any such exchange but are listed as a national market security on the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ"), traded in the over-the-counter market or listed or traded on any similar system then in use, the Fair Market Value of a Share shall be the last sales price for the day immediately preceding the date as of which the Fair Market Value is being determined (or if there was no reported sale on such date, on the last preceding date on which any reported sale occurred) reported on such system. If the Shares are not listed or admitted to trading on any such exchange, are not listed as a national market security on NASDAQ and are not traded in the over-the-counter market or listed or traded on any similar system then in use, but are quoted on NASDAQ or any similar system then in use, the Fair Market Value of a Share shall be the average of the closing high bid and low asked quotations on such system for the Shares on the date in question. If the Shares are not publicly traded, Fair Market Value shall be determined by the Committee in its sole discretion using appropriate criteria. An Option shall be considered granted on the date the Committee acts to grant the Option or such later date as the Committee shall specify.

                  9.3. Exercise of Options. Options granted under the Plan shall be exercised by the Optionee thereof (or by his executors, administrators, guardian or legal representative, as provided in

Sections 9.6 and 9.7 hereof) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Full payment of such purchase price shall be made within five business days following the date of exercise and shall be made (i) in cash or by certified check or bank check, (ii) with the consent of the Committee, by delivery of a promissory note in favor of the Company upon such terms and conditions as determined by the Committee, (iii) with the consent of Committee, by tendering previously acquired Shares (valued at its Fair Market Value, as determined by the Committee as of the date of tender), or (iv) with the consent of the Committee, any combination of (i), (ii) and (iii); provided, however, that payment may not be pursuant to (iii) above unless the Optionee shall have owned the Shares being tendered in payment for a period of at least six months prior to the date of exercise of the Option. Such notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. The Company shall effect the transfer of Shares purchased pursuant to an Option as soon as practicable, and, within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. No person exercising an Option shall have any of the rights of a holder of Shares subject to an Option until certificates for such Shares shall have been issued following the exercise of such Option. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

                  9.4. Non-Transferability of Options. Except as provided in
Section 9.11, no Option shall be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution, and may be exercised during the life of the Optionee only by the Optionee or his guardian or legal representative.

                  9.5. Termination of Employment. In the event of the termination of employment of an Optionee or the termination or separation from service of an advisor or consultant or a Director (who is an Optionee) for any reason (other than death or disability as provided below), any Option(s) granted to such Optionee under this Plan and not previously exercised or expired shall be deemed cancelled and terminated on the day of such termination or separation, unless the Committee decides, in its sole discretion, to extend the term of the Option for a period not to exceed three months after the date of such termination or separation, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to
Section 3.1(b)(ii) or 9.1 above. Notwithstanding the foregoing, in the event of the termination or separation from service of an Optionee for any reason other than death or disability, under conditions satisfactory to the Company, the Committee may, in its sole discretion, allow any "nonqualified stock options" granted to such Optionee under the Plan and not previously exercised or expired to be exercisable for a period of time to be specified by the Committee, provided, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 9.1 above.

                  9.6. Death. In the event an Optionee dies while employed by the Company or any of its subsidiaries or affiliates or during his term as a Director of the Company or any of its subsidiaries or affiliates, as the case may be, any Option(s) granted to him not previously expired or exercised shall, to the extent exercisable on the date of death, be exercisable by the estate of such Optionee or by any person who acquired such Option by bequest or inheritance, at any time within one year after the death of the Optionee, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within six months after the Optionee's death, the term of such Option shall be extended until six months after the Optionee's death, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or
9.1 above.

                  9.7. Disability. In the event of the termination of employment of an Optionee or the separation from service of a Director (who is an Optionee) due to total disability, the Optionee, or his guardian or legal representative, shall have the unqualified right to exercise any Option(s) which have not been previously exercised or expired and which the Optionee was eligible to exercise as of the first date of total disability (as determined by the Committee), at any time within one year after such termination or separation, unless earlier terminated pursuant to its terms, provided, however, that if the term of such Option would expire by its terms within six months after such termination or separation, the term of such Option shall be extended until six months after such termination or separation, provided further, however, that in no instance may the term of the Option, as so extended, exceed the maximum term established pursuant to Section 3.1(b)(ii) or 9.1 above. The term "total disability" shall, for purposes of this Plan, be defined in the same manner as such term is defined in Section 22(e)(3) of the Code.

                  9.8. Six-Month Holding Period. Notwithstanding anything to the contrary in the Plan, each Option (or the Shares underlying the Option) granted to an individual who is subject to Section 16 of the Exchange Act, must be held by such individual for a combined period of at least six months from the date the Option is granted (or until such earlier date as satisfies any legal requirement for exemption under Rule 16b-3 of the Exchange Act and as satisfies all other applicable law); provided that the sale, transfer or other disposition of any Shares underlying any Option shall be permitted within such period to the extent the sale, transfer or other disposition is exempt under Rule 16b-3 of the Exchange Act and all other applicable law.

                  9.9. Amendment and Modification of the Plan. The Board of Directors of the Company may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law or any rule of any stock exchange or quotation system on which Shares are listed or quoted; provided that the Board of Directors may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act or any applicable law, except as otherwise provided in Sections 3.2 or 9.11 hereof; and further provided that the Board of Directors may not, without the approval of the Company's stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Options under the Plan (except for adjustments pursuant to Section 9.10 hereof), (b) reduce the minimum option price specified by Sections 3.1(b) and 4.3 hereof, (c) increase the maximum permissible term of any Option specified by Section 3.1(b)(ii) or 9.1 hereof, and (d) remove responsibility for administering the Plan from the Committee. In addition, no amendments to, or termination of, the Plan shall in any way impair the rights of an Optionee or a Participant under any Award previously granted without such Optionee's or Participant's consent.

                  9.10. Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities, the issuance of warrants or other rights to purchase Shares or other securities, or other similar corporate transaction or event affects the Shares with respect to which Options have been or may be issued under the Plan, such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as the Committee may deem equitable, adjust any or all of (i) the number and type of Shares that thereafter may be made the subject of Options, (ii) the number and type of Shares subject to outstanding Options and stock appreciation rights, and (iii) the grant or exercise price with respect to any Option, or, if deemed appropriate, make provision for a cash payment to the holder of any outstanding Option; provided, in each case, that with respect to "incentive stock options," no such adjustment shall be authorized to the extent that such adjustment would cause such options to violate Section 422(b) of the Code or any successor provision; and provided further, that the number of Shares subject to any Option denominated in Shares shall always be a whole number.

                  9.11. Other Provisions. Notwithstanding anything in this Plan to the contrary, if the Board of Directors determine that the Plan cannot, or that an Award need not, satisfy the requirements of Rule 16b-3 of the Exchange Act (such that grants of Awards are not exempt from Section 16(b) of the Exchange Act), then the Committee shall have the authority to waive or modify those provisions of the Plan which are intended to satisfy such Rule 16b-3 requirements and shall allow an Optionee who has been granted "nonqualified stock options" to transfer any or all of such options to any one or more of the following persons: (i) the spouse, parent, issue, spouse of issue, or issue of spouse ("issue" shall include all descendants whether natural or adopted) of such Optionee; or (ii) a trust for the benefit of those persons described in clause (i) above or for the benefit of such Optionee, or for the benefit of any such persons and such Optionee; provided, however, that such transferee shall be bound by all of the terms and conditions of this Plan and shall execute an agreement satisfactory to the Company evidencing such obligation; and provided further, however, that such Optionee shall remain bound by the terms and conditions of this Plan. The Company shall cooperate with an Optionee's transferee and the Company's transfer agent in effectuating any transfer permitted pursuant to this Section 9.11.

                                   ARTICLE 10.

                                  MISCELLANEOUS

                  10.1. Tax Withholding. The Company shall notify an Optionee or Participant of any income tax withholding requirements arising as a result of the grant of any Award, exercise of an Option or stock appreciation rights or any other event occurring pursuant to this Plan. The Company shall have the right to withhold from such Optionee or Participant such withholding taxes as may be required by law, or to otherwise require the Optionee or Participant to pay such withholding taxes. If the Optionee or Participant shall fail to make such tax payments as are required, the Company or its subsidiaries or affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Optionee or Participant or to take such other action as may be necessary to satisfy such withholding obligations.

                  10.2. Right of Discharge Reserved. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any employee, Director or other individual the right to continue in the employment or service of the Company or any subsidiary or affiliate of the Company or affect any right that the Company or any subsidiary or affiliate of the Company may have to terminate the employment or service of (or to demote or to exclude from future Options under the Plan) any such employee, Director or other individual at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship even if the termination is in violation of an obligation of the Company or any subsidiary or affiliate of the Company to the employee or Director.

                  10.3. Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any subsidiary or affiliate of the Company. Any income or gain realized pursuant to Awards under the Plan and any stock appreciation rights constitutes a special incentive payment to the Optionee, Participant or Holder and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any subsidiary or affiliate of the Company except as may be determined by the Committee or by the Directors or directors of the applicable subsidiary or affiliate of the Company.

                  10.4. Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part, such unlawfulness, invalidity or unenforceability shall not affect any other provision of the Plan or part thereof, each of which remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

                  10.5. Gender and Number. In order to shorten and to improve the understandability of the Plan document by eliminating the repeated usage of such phrases as "his or her" and any masculine terminology herein shall also include the feminine, and the definition of any term herein in the singular shall also include the plural except when otherwise indicated by the context.

                  10.6. Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed accordingly.

                  10.7. Effective Date of Plan; Termination of Plan. The Plan shall be effective on the date of the approval of the Plan by the holders of a majority of the shares entitled to vote at a duly constituted meeting of the stockholders; provided, however, that the adoption of the Plan is subject to such stockholder approval within 12 months after the date of adoption of the Plan by the Board of Directors. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award and related stock appreciation rights shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to May 28, 2006, on which date the Plan will expire except as to Awards and related stock appreciation rights then outstanding under the Plan. Such outstanding Awards and stock appreciation rights shall remain in effect until they have been exercised or terminated, or have expired.

                  10.8. Captions. The captions in this Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.